SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2009


                              ENGLOBAL CORPORATION
                              --------------------
             (Exact name of registrant as specified in its chapter)

           Nevada                    001-14217               88-0322261
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(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas     77060-5914
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       (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code 281-878-1000


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

On January 7, 2010, the Company issued a press release announcing that it had entered into a new $25 million credit facility with Wells Fargo Bank, NA, replacing the $50 million credit agreement with Comerica Bank that was due to expire in August 2010. The new facility matures in April 2012 and can be used for the Company's working capital requirements. Availability under the Wells Fargo Credit Facility at December 31, 2009, totaled approximately $18.4 million, which is $25.0 million less $6.0 million drawn down and $600,000 in letters of credit. Copies of the new credit agreement and the press release are attached to this filing as Exhibits 10.1 through 10.4 and 99.1, respectively, and are incorporated herein by reference.

Item 1.02.        Termination of a Material Definitive Agreement.

On December 31, 2009, in connection with the execution of the $25 million Credit Facility, as discussed in Item 1.01 above, the Company terminated its $50 million revolving credit facility governed by the Credit Agreement datedas of August 8, 2007, among the Company, Comerica Bank and various lenders.

Item 9.01.        Financial Statements and Exhibits.

     (c) Exhibits.

Number    Exhibit
------    -------

10.1 Credit Agreement by and between Wells Fargo Bank and ENGlobal Corporation and its subsidiaries dated December 29, 2009.

10.2 Security Agreement by and between Wells Fargo Bank and ENGlobal Corporation and its subsidiaries dated December 29, 2009.

10.3 Security Interest Agreement and Acknowledgement by and between Wells Fargo Bank and ENGlobal Corporation and its subsidiaries dated December 29, 2009.

10.4 Letter of Termination by and between Comerica Bank and ENGlobal Corporation and its subsidiaries dated December 30, 2009.

99.1      Press Release, dated January 7, 2010, of ENGlobal Corporation


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ENGlobal Corporation


Date:  January 11, 2010                   /s/ Natalie S. Hairston
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                                          Natalie S. Hairston, Vice President
                                          - Investor Relations, Chief Governance
                                          Officer and Corporate Secretary